The PNC Financial Services Group, Inc. Barclays London Conference May 23, 2011 Exhibit 99.1

This presentation includes "snapshot" information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.

The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2010 Form 10-K and first quarter 2011 Form 10-Q, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings (accessible on the SEC's website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only. Information on these websites is not part of this presentation.

Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as our third quarter 2010 gain related to the sale of PNC Global Investment Servicing Inc. ("GIS"). This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. Where applicable, we provide GAAP reconciliations for such additional information.

In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under "About PNC–Investor Relations."

PNC

2 Cautionary Statement Regarding Forward-Looking Information and Adjusted Information

Today’s Discussion
PNC’s powerful franchise and proven business
model are designed to deliver strong results
Delivered strong financial performance and
positioned for even greater shareholder value
Client momentum is building across our businesses
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

The Banker
Bank of the Year 2010
UNITED STATES
WA
OR
ID
CA
NV
AZ
CO
KS
OK
TX
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
AR
LA
TN
NC
SC
GA
FL

Mar. 31, 2011		U.S. Rank[1]
Deposits	$182B	6th
Assets	$259B	7th
Branches	2,446	5th
ATMs	6,660	5th

1Q11 net income of $832 million

Asset Management

One of the largest bank-held asset managers in the U.S.

Retail

Footprint covering nearly 1/3 of the U.S. population

Corporate & Institutional

A leader in serving middle-market customers and government entities

BlackRock

A leader in investment management, risk management and advisory services worldwide

Residential Mortgage

National distribution capabilities

PNC

4 PNC’s Powerful Franchise (1) Rankings source: SNL DataSource; Banks headquartered in U.S. Assets rank excludes Morgan Stanley and Goldman Sachs.

PNC’s Successful Business Model
Staying core funded and disciplined in our deposit pricing
Returning to a moderate risk profile
Leveraging customer relationships and our strong brand to
grow high quality, diverse revenue streams
Focus on creating positive operating leverage
1
while investing
in innovation
Remaining disciplined with our capital
Executing on our strategies
(1) A period to period dollar or percentage change when revenue growth exceeds expense growth.

A Higher Quality, Differentiated Balance Sheet
Change from:
Category (billions)
Mar. 31,
2011
Dec. 31,
2010
Dec. 31,
2008
Investment securities $61 ($3) $18
Core commercial loans¹
62 1 (12)
Core commercial real estate¹
16 (1) (6)
Core consumer loans¹
58 (1) 5
Distressed portfolio loans²
14 (1) (13)
Total loans 149 (1) (26)
Other assets 49 (1) (24)
Total assets $259 ($5) ($32)
Transaction deposits $135 $-- $24
Retail CDs, time, savings 47 (1) (35)
Total deposits 182 ($1) ($11)
Borrowed funds, other 46 (5) (27)
Preferred equity 1 -- (7)
Common equity 30 1 13
Total liabilities and equity $259 ($5) ($32)
Core commercial loan growth over
year end 2010 offset by continued
distressed runoff and soft
consumer loan demand
Continued reduction and repricing
of high cost brokered and retail
CDs
Core funded – loans to deposits
ratio of 82%
Significant reduction in borrowed
funds
Strengthened common equity
Highlights
Designed to
Deliver
Strong
Results
(1) Excludes loans assigned to the Distressed Assets Portfolio business segment. (2) Represents loans assigned to the Distressed Assets
Portfolio business segment.

Relative Balance Sheet Strength
1Q11 loans/deposits
68%
80%
82%
84%
90%
91%
93%
94%
94%
94%
96%
99%
103%
JPM
KEY
PNC
RF
WFC
BAC
STI
CMA
USB
FITB
BBT
COF
MTB
1Q11 Tier 1 common ratio 1Q11 reserves/loans
4.34%
4.29%
4.16%
4.08%
3.84%
3.56%
3.19%
2.80%
2.80%
2.64%
2.52%
2.44%
2.17%
1.73%
JPM
PNC
BAC
COF
RF
FITB
PNC
KEY
WFC
USB
BBT
STI
CMA
MTB
10.7%
10.4%
10.3%
10.0%
9.3%
9.1%
9.0%
8.9%
8.6%
8.4%
8.2%
7.9%
6.4%
KEY
CMA
PNC
JPM
BBT
STI
FITB
WFC
BAC
COF
USB
RF
MTB
Includes purchased
impaired loan marks¹
Designed to
Deliver
Strong
Results
Peer Source: SNL DataSource and company reports. Ratios as of quarter end. (1) 1Q11 reserves/loans would be 4.29% if adjusted to include the remaining marks on purchased impaired loans.  Further information is provided in the Appendix. Others have made acquisitions and have marks on purchased impaired loans. No adjustments have been made for those peers.

($ billions)

($ billions)

($ billions)

($ millions)

PNC

Credit Trends Continue to Improve
$751
$486
$442
$421
$840
$614
$791
$823
$691
$533
1Q10 2Q10 3Q10 4Q10 1Q11
Accruing loans past due
1,2
Provision and net charge-offs
Criticized commercial loans
30-89 Days 90 Days +
Nonperforming loans
1,3
$2.5
$1.9
$1.4
$1.4
$1.4
$.8
$.6 $.6 $.5 $.5
1Q10 2Q10 3Q10 4Q10 1Q11
1Q10 2Q10 3Q10 4Q10 1Q11
Total nonperforming loans
$5.8
$5.1
$4.8
$4.5
$4.4
Designed to
Deliver
Strong
Results
$16.4
$18.8
$15.0
$13.7
$12.7
1Q10 2Q10 3Q10 4Q10 1Q11
Criticized Commercial loans
4
Provision
Net charge-offs
As of quarter end except net charge-offs, which are for the quarter. (1) Loans acquired from National City that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (2) Excludes loans that are government insured/guaranteed, primarily residential mortgages. (3) Does not include loans held for sale or foreclosed and other assets. (4) Criticized loans are ones that we consider “special mention,” “substandard’” or “doubtful”.

(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
0%
1%
2%
3%
4%
5%
6%
PNC’s Balance Sheet Is Positioned for Higher
Interest Rates
PNC Duration of Equity
(At Quarter End)
5-Yr LIBOR Swaps
(At Quarter End)
2007
2008
2009
PNC 1Q11 NII Sensitivity
Effect on NII in 1st
year from
gradual interest rate change
over following 12 months
100 bps increase +1.1%
100 bps decrease
(0.9%)¹
Effect on NII in 2nd
year from
gradual interest rate change
over preceding 12 months
100 bps increase +3.4%
100 bps decrease
(3.4%)¹
Q1 Q2 Q3 Q4
2010
(1) Given the inherent limitations in certain of these measurement tools and techniques, results become less meaningful as interest rates approach zero.
Q1 Q3 Q4 Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q2
Q1
2011
Designed to
Deliver
Strong
Results

Financial Performance
Strong
Earnings
1Q11 4Q10 1Q10
Net income ($ millions)
$832 $820 $671
Earnings per diluted share $1.57 $1.50 $0.66
Valuation
Drivers
1Q11 4Q10 1Q10
Tier 1 common capital ratio 10.3% 9.8% 7.9%
Book value per common share¹
$58.01 $56.29 $50.32
Operating
Leverage
1Q11 4Q10 1Q10
Revenue ($ millions)
$3,631 $3,903 $3,763
Provision ($ millions)
$421 $442 $751
Noninterest expense ($ millions)
$2,070 $2,340 $2,113
Performance
Measures
1Q11 4Q10 1Q10
Return on average assets 1.29% 1.23% 1.02%
Return on Tier 1 common capital¹
15.4% 15.4% 15.5%
(1) Return on Tier 1 common capital calculated as annualized net income divided by Tier 1 common capital. Further information is provided in the Appendix.
Delivered
Strong
Financial
Performance

4.24%
4.35%
3.96%
3.93%
3.94%
Net interest margin
Purchase accounting accretion
Provision
3.45%
3.39%
3.38%
3.32%
3.43%
Core NIM4
2.90%
2.88%
3.10%
3.15%
3.18%
Provision-adjusted NIM5
1Q10
2Q10
3Q10
4Q10
1Q11

PNC

Core
1
and Provision-Adjusted
2
Net Interest
Income Trends
(millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Core NII¹
$1,939 $1,895 $1,890 $1,857 $1,895
Scheduled purchase accounting
accretion
365 376 214 211 200
Cash recoveries²
75 164 111 133 81
Total NII
$2,379 $2,435 $2,215 $2,201 $2,176
Provision
751 823 486 442 421
Provision-adjusted NII³
$1,628 $1,612 $1,729 $1,759 $1,755
Delivered
Strong
Financial
Performance
(1) Core net interest income is total net interest income, as reported, less related purchase accounting accretion (scheduled and cash recoveries). (2) Reflects cash received in excess of recorded investment from sales or payoffs of impaired commercial loans. (3) Provision-
adjusted net interest income is total net interest income, as reported, less provision. (4) Net interest margin less (annualized purchase accounting accretion/average interest-earning assets). (5) Net interest margin less (annualized provision/average interest-earnings assets).
Further information on (4) and (5) is provided in the Appendix.

Diversified Sources of Fee Income
1Q YoY change in
noninterest income
18%
5%
4%
3%
2%
1%
1%
-6%
-6%
-7%
-9%
-16%
-27%
COF
JPM
WFC
FITB
BBT
BAC
STI
PNC
CMA
KEY
MTB
RF
USB
Noninterest income
Mar. 31, 2011
Client expansion and
deepening relationships
Introduction of innovative
new products
Expanded distribution
Enhancing sales and
service model
Work to manage impact
of ongoing regulatory
reforms
$1.5B
Asset
management
Consumer
services
Corporate
services
Deposit
service
charges
18%
21%
13%
15%
8%
Other
1
16%
Residential
Mortgage
Peer source: SNL DataSource. Noninterest income is from continuing operations. (1) Other in this chart includes net gains on sales of securities, net OTTI and remaining other.
Growth strategies
Equity
Mgmt/
Trading
9%
Delivered
Strong
Financial
Performance

Focus on Well-Managed Expenses
Expense management strategies
Expense management is subject to legal and regulatory contingencies.  See Note 16 Legal included in Part I, Item 1 of PNC’s 1Q11 Form 10-Q.
Also refer to the economic assumptions in the Cautionary Statement in the Appendix.
YoY change in noninterest expense
-11%
-5%
-4%
-2%
-1%
1%
3%
4%
5%
8%
9%
13%
17%
KEY
FITB
RF
PNC
JPM
MTB
CMA
BBT
WFC
USB
STI
BAC
COF
Focusing on continuous improvement
– dedicated resources
Balancing need for growth with pace
of investment
Investing in talent and innovative
products for future growth
Delivered
Strong
Financial
Performance

Delivering Strong Returns
1Q11 return on average assets
1Q11 return on Tier 1 common
capital¹
1.34%
1.29%
1.23%
1.21%
1.19%
1.06%
0.96%
0.77%
0.60%
0.43%
0.35%
2.05%
0.21%
COF
USB
PNC
WFC
MTB
KEY
JPM
FITB
CMA
BBT
STI
BAC
RF
Peer Source: SNL DataSource and company reports. (1) Return on Tier 1 common capital calculated as annualized net income divided by Tier 1 common capital. Further information is provided in the Appendix. (2) As of May 9, 2011; Annualized dividend yield calculated as annualized dividend divided by market price.
34.5%
21.0%
18.8%
17.7%
15.4%
12.0%
9.1%
9.1%
8.7%
6.8%
6.7%
6.2%
3.8%
COF
USB
JPM
WFC
PNC
FITB
MTB
KEY
BBT
CMA
BAC
STI
RF
2.4%
2.3%
2.2%
2.0%
1.9%
1.7%
1.1%
0.6%
0.5%
0.4%
0.3%
3.2%
0.1%
MTB
BBT
PNC
JPM
USB
FITB
WFC
CMA
RF
KEY
COF
BAC
STI
Delivered
Strong
Financial
Performance
Annualized dividend yield²

Outlook
1
– Full Year 2011 vs. 2010
Balance Sheet
Income Statement
Commercial loan growth is expected
Continue to shift deposit mix towards transaction accounts
Core NII expected to increase by $100 million or more
Purchase accounting accretion expected to decline by as much as $700 million, resulting in lower NII
Provision expected to decline by at least $800 million
Provision-adjusted NII and margin expected to increase
Noninterest income expected to increase in the low-to-mid single digits, excluding the expected incremental negative impact of approximately $400 million due to overdraft and interchange regulatory limits
Noninterest expenses expected to decline, subject to legal and regulatory contingencies²
(1) Refer to the Cautionary Statement in the Appendix. (2) See Note 22 Legal Proceedings included in Item 8 and Risk Factors Item 1A of
PNC’s 2010 Form 10-K and Note 16 Legal Proceedings in PNC’s 1Q11 Form 10-Q.
Positioned
for Greater
Shareholder
Value

A Demonstrated Ability to Achieve
Greater Shareholder Value
Achieving greater shareholder value
As of quarter end. (1) Tangible book value per share calculated as book value per share less total intangible assets per share. PNC believes that tangible book value, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of intangible assets included in book value per common share. Further information is provided in the Appendix.
4Q08 1Q11
4Q08 1Q11
Book value per share
Tangible book value per share¹
$39.44
$58.01
$13.10
$37.49
4Q08 1Q11
Stock price
$49.00
$62.99
Positioned
for Greater
Shareholder
Value

Strong Momentum – Retail Banking
Growth in
Checking relationships
Growth in Online bill
payment active customers
Retail Banking Mix of checking relationships
12/31/10 Goal
Free checking
Relationship checking
Recent
results
(one month
post launch)
100%
0%
Growth strategies
Expand market share and
share of wallet by
providing customers with
more choices and rewards
Focus on winning in the
payments space
Launch of integrated
deposit products
Enhance credit card
offerings
Expand branch distribution
network and channels
2Q10
3Q10 4Q10 1Q11
+10
+49
+27
+56
2Q10
3Q10 4Q10 1Q11
+44
+72
+35
+52
Building
Momentum

Strong Momentum – Asset Management Group
Referral sales¹
+126%
$105B
1Q10     1Q11
1Q11 vs. 1Q10
Assets under management
$110B
Equity
Fixed income
Liquidity/other
+$6B
+$1B
($2B)
Growth strategies
Expanding distribution and talent in
newly acquired and high growth
markets
Leveraging cross-sell opportunities
from Retail and Corporate bank referral
network
Investing in innovation and technology
– piloting Wealth Insight tool
Asset Management Group
Building
Momentum
(1) Referral sales are new sales to clients who were referred to AMG by Retail Banking or Corporate and Institutional Banking.

Corporate & Institutional Banking

Corporate Banking New Client Growth

1,200
1,000
800
600
400
200
0
New Clients
2010 Actual
2011 Actual
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Corporate Banking Utilization Rates[1]

50%
45%
40%
35%
2009
2010
2011

PNC

Strong Momentum –
Corporate & Institutional Banking
Growth strategies
Continue to add new clients across the
footprint
- Goal of 1,000 for 2011
Leverage PNC’s loan syndication
capabilities as a leader in the middle-
market
Deepening relationships by delivering
all of PNC to our clients
Focus on total relationship return
65%
59%
53%
54%
Strong Momentum –
Corporate & Institutional Banking
Building
Momentum
(1) Corporate Banking Utilization rates reflect the consolidation of Market Street Funding Corporation beginning January 2010.

Higher interest rates
Growth through lending
Credit quality improvement
Growth through market share
Disciplined expense management
Capital management
Growth through execution
Growth through innovation
Shareholder return
Economic recovery
Time

PNC

20 PNC’s Growth Opportunities Building Momentum

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
PNC’s powerful franchise and proven business
model are designed to deliver strong results
Delivered strong financial performance and
positioned for even greater shareholder value
Client momentum is building across our businesses

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "will," "should," "project," "goal," "see" and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.

Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2010 Form 10-K and first quarter 2011 Form 10-Q, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC's website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

- Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
  - Changes in interest rates and valuations in the debt, equity and other financial markets.
  - Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
  - Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
  - Changes in our customers', suppliers' and other counterparties' performance in general and their creditworthiness in particular.
  - A slowing or failure of the moderate economic recovery that began in mid-2009 and continued throughout 2010 and into 2011.
  - Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations.
  - Changes in levels of unemployment.
  - Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
- Turbulence in significant portions of the US and global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

PNC

22 Cautionary Statement Regarding Forward-Looking Information Appendix

- We will be impacted by the extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act") and ongoing reforms impacting the financial institutions industry generally. Further, as much of the Dodd-Frank Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
- Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
- Our results depend on our ability to manage current elevated levels of impaired assets.
- Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began in mid-2009 and continued throughout 2010 will transition into a self-sustaining economic expansion in 2011 pushing the unemployment rate lower amidst continued low interest rates.
- Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
  - Changes resulting from legislative and regulatory responses to the current economic and financial industry environment.
  - Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation (such as that under the Dodd-Frank Act) as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC's business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs.
  - The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
  - Changes in accounting policies and principles.
  - Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers' demand for or use of our products and services in general and their creditworthiness in particular.
  - Changes to regulations governing bank capital, including as a result of the Dodd-Frank Act and of the Basel III initiatives.
- Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
- The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
- Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
- Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.

PNC

23 Cautionary Statement Regarding Forward-Looking Information (continued) Appendix

- Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
- Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
- Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock's filings with the SEC, including in the Risk Factors sections of BlackRock's reports. BlackRock's SEC filings are accessible on the SEC's website and on or through BlackRock's website at www.blackrock.com . This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.

We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits. Acquisitions present us with risks in addition to those presented by the nature of the business acquired. These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.

Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.

As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. In addition, regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

PNC

24 Cautionary Statement Regarding Forward-Looking Information (continued) Appendix

For the three months ended March 31, 2011				
In millions	Adjustments, pretax	Income taxes (benefit)[1]	Net income	Average Assets	Return on Avg. Assets
Net income and return on avg. assets, as reported			$832		
Reported net income, if annualized			$3,374	$262,554	1.29%

	For the three months ended December 31, 2010				
In millions	Adjustments, pretax	Income taxes (benefit)[1]	Net income	Average Assets	Return on Avg. Assets
Net income and return on avg. assets, as reported			$820		
Reported net income, if annualized			$3,253	$263,558	1.23%

	For the three months ended September 30, 2010				
In millions	Adjustments, pretax	Income taxes (benefit)[1]	Net income	Average Assets	Return on Avg. Assets
Net income and return on avg. assets, as reported			$1,103		
Reported net income, if annualized			$4,376	$264,579	1.65%
Adjustments:					
Gain on sale of GIS	($639)	$311	(328)		
Adjusted net income			$775		
Adjusted net income, if annualized			$3,075	$264,579	1.16%

PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes.

PNC

25 Non-GAAP to GAAP Reconcilement Appendix

In millions	For the three months ended June 30, 2010				
	Adjustments, pretax	Income taxes (benefit)[1]	Net income	Average Assets	Return on Avg. Assets
Net income and return on avg. assets, as reported			$803		
Reported net income, if annualized			$3,221	$264,366	1.22%

In millions	For the three months ended March 31, 2010				
	Adjustments, pretax	Income taxes (benefit)[1]	Net income	Average Assets	Return on Avg. Assets
Net income and return on avg. assets, as reported			$671		
Reported net income, if annualized			$2,721	$267,148	1.02%

PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments.

	As of or for the three months ended				
In millions	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Tier 1 common capital	$21,976	$21,188	$20,437	$18,173	$17,562
Reported net income	832	820	1,103	803	671
Reported net income, if annualized	3,374	3,253	4,376	3,221	2,721
Adjustments:					
After-tax gain on sale of GIS			(328)		
Adjusted net income			775		
Adjusted net income, if annualized			3,075		
Return on tier 1 common capital	15.4%	15.4%	21.4%	17.7%	15.5%
Adjusted return on tier 1 common capital			15.0%		

PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity and that such information adjusted for the impact of the GIS gain may be useful due to the extent to which that item is not indicative of our ongoing operations. After-tax adjustments are calculated using a marginal federal income tax rate of 35% and include applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes. The pre-tax gain on the sale of GIS was $639 million.

PNC

26 Non-GAAP to GAAP Reconcilement Appendix

$ in millions	For the three months ended Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Net interest margin, as reported	3.94%	3.93%	3.96%	4.35%	4.24%
Provision for credit losses	$421	$442	$486	$823	$751
Provision for credit losses, if annualized	$1,707	$1,754	$1,928	$3,301	$3,046
Avg. interest earning assets	$224,095	$223,795	$223,677	$224,580	$226,992
Annualized provision/Avg. interest earning assets	0.76%	0.78%	0.86%	1.47%	1.34%
Provision-adjusted net interest margin (1)	3.18%	3.15%	3.10%	2.88%	2.90%

PNC believes that provision-adjusted net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets.

(1) The adjustment represents annualized provision for credit losses divided by average interest-earning assets.

$ in millions	For the three months ended Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Net interest margin, as reported	3.94%	3.93%	3.96%	4.35%	4.24%
Purchase accounting accretion (1)	$281	$344	$325	$540	$440
Purchase accounting accretion, if annualized	$1,140	$1,365	$1,289	$2,166	$1,784
Avg. interest earning assets	$224,095	$223,795	$223,677	$224,580	$226,992
Annualized purchase accounting accretion/Avg. interest earning assets	0.51%	0.61%	0.58%	0.96%	0.79%
Core net interest margin (2)	3.43%	3.32%	3.38%	3.39%	3.45%

(1) Purchase accounting accretion is scheduled purchase accounting accretion plus cash recoveries.

(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin. The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.

PNC

27 Non-GAAP to GAAP Reconcilement Appendix

In millions except per share data	As of Dec. 31, 2008	As of Dec. 31, 2010	As of Mar. 31, 2011	Change from Dec. 31, 2008 to Dec. 31, 2010	Change from Dec. 31, 2008 to Mar. 31, 2011
Common shareholders' equity	$17,490	$29,595	$30,485		
Common shares outstanding	443	526	526		
Book value per common share	$39.44	$56.29	$58.01		
Intangible assets	$11,688	$10,753	$10,764		
Common shareholders' equity less intangible assets	$5,802	$18,842	$19,721		
Common shares outstanding	443	526	526		
Tangible book value per common share	$13.10	$35.82	$37.49	174%	186%

$ in millions	As of Mar. 31, 2011
Allowance for loan and lease losses	$4,759
Remaining mark on purchased impaired loans	$1,725
Allowance for loan and lease losses, adjusted to include remaining mark	$6,484
Loans, as reported	$149,387
Loans, adjusted to include remaining mark on purchased impaired loans	$151,112
Allowance for loan and lease losses to loans	3.19%
Allowance for loan and lease losses plus remaining mark to loans plus remaining mark	4.29%

PNC

28 Non-GAAP to GAAP Reconcilement Appendix

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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